                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.


                                  FORM 8-K


                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                             November 17, 2005
              ------------------------------------------------
              Date of Report (Date of earliest event reported)



                    Emergency Filtration Products, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



   Nevada                       000-27421          87-0561647
----------------------------   -----------     -------------------
(State or other jurisdiction   (Commission     (IRS Employer
    of incorporation)          File Number)     Identification No.)



175 Cassia Way, Suite A115, Henderson, Nevada                89014
----------------------------------------------             ----------
(Address of principal executive offices)                   (Zip Code)



                              (702) 558-5164
            --------------------------------------------------
            Registrant's telephone number, including area code

Item 7.01 Regulation FD Disclosure

On November 17, 2005, Emergency Filtration Products, Inc. (the "Company") issued a press release updating the Company's product order and production status. The full text of the press release is attached hereto as an exhibit.

The information in Item 7.01 of this report and Exhibit 99 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.


Item 9.01 Financial Statements and Exhibits

   Exhibit 99.1 Press release dated November 17, 2005

SIGNATURES
----------
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: November 17, 2005

Emergency Filtration Products, Inc.

By:  /S/ Douglas K. Beplate
         Douglas K. Beplate, President